UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2014

Apollo Residential Mortgage, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35246	45-0679215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Apollo Global Management, LLC 9 West 57th Street, 43rd Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 515-3200

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition.

On November 3, 2014, Apollo Residential Mortgage, Inc. (the “Company”) issued an earnings release announcing its financial results for the quarter ended September 30, 2014. A copy of the earnings release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On November 3, 2014, the Company posted supplemental financial information on the Investor Relations section of its website (www.apolloresidentialmortgage.com). A copy of the supplemental financial information is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

The information in this Current Report, including Exhibits 99.1, 99.2 and 99.3, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

ITEM 7.01.	Regulation FD Disclosure.

On November 4, 2014, the Company held a conference call to review its financial results for the quarter ended September 30, 2014 and to provide forward guidance. A copy of the transcript is attached as Exhibit 99.3 hereto and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Earnings Release, dated November 3, 2014

99.2	Supplemental Financial Information Presentation for the quarter ended September 30, 2014

99.3	Conference call transcript, dated November 4, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Residential Mortgage, Inc.

By:	/s/ Teresa D. Covello
Name:	Teresa D. Covello
Title:	Chief Financial Officer, Treasurer and Secretary

Date: November 6, 2014

Exhibit Index

Exhibit No.	Description

99.1	Earnings Release, dated November 3, 2014

99.2	Supplemental Financial Information Presentation for the quarter ended September 30, 2014

99.3	Conference call transcript, dated November 4, 2014